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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08365

Evergreen Select Fixed Income Trust

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end:	Registrant is making an annual filing for one of its series, Evergreen Core Bond Fund, for the year ended April 30, 2010. This series has April 30 fiscal year end.

Date of reporting period: April 30, 2010

Item 1 - Reports to Stockholders.

Evergreen Core Bond Fund

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
7	PORTFOLIO MANAGER COMMENTARY
10	ABOUT YOUR FUND’S EXPENSES
11	FINANCIAL HIGHLIGHTS
17	SCHEDULE OF INVESTMENTS
31	STATEMENT OF ASSETS AND LIABILITIES
32	STATEMENT OF OPERATIONS
33	STATEMENTS OF CHANGES IN NET ASSETS
35	NOTES TO FINANCIAL STATEMENTS
47	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
48	ADDITIONAL INFORMATION
52	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2010, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Evergreen mutual funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

LETTER TO SHAREHOLDERS

June 2010

W. Douglas Munn

President and Chief Executive Officer

Dear Valued Shareholder:

We are pleased to provide you with this annual report for Evergreen Core Bond Fund for the twelve-month period that ended April 30, 2010 (the “period”).

Leading up to the beginning of the period, a series of extraordinary financial and economic events affected the financial markets in the United States and throughout the world. After a prolonged period of uncertainty and falling share prices worldwide, stock markets staged a remarkable rally in 2009 that continued through the end of the year. In January 2010, concerns about the sustainability of the economic recovery led to a partial correction, but the markets quickly rebounded and ended the reporting period approximately where they began in 2010.

U.S. economic growth was strong throughout most of the period as the economic recovery appeared to gain momentum. Gross Domestic Product (GDP) returned to positive growth in the third quarter of 2009, following four consecutive quarters of contraction for the first time in at least 60 years. The consensus among economists was that the recession that began in December 2007 had likely ended during the summer of 2009. Originally, much of the growth was attributable to government stimulus, raising questions over the sustainability of the recovery. However, in the first quarter of 2010, GDP growth primarily reflected positive contributions from personal consumption expenditures (PCE), private inventory investment, exports, and nonresidential fixed investment—all signs that growth was finally being led by the private sector, a far more positive indicator of recovery than government-driven growth that is typically ineff icient and unsustainable.

Employment data also turned positive during the period, another welcome sign that the economic recovery appeared to be moving toward self-sustainability. U.S. employers added 162,000 jobs in March 2010, the most in three years. The unemployment rate edged down to 9.9% at the end of the period, after having peaked at 10.1% in October 2009—its highest level in more than 25 years. Still, more than 8 million jobs were lost during the recession and the number of long-term unemployed—those out of work for 27 weeks or longer—continued to increase, ending the period at 6.7 million.

In other economic data, industrial production, manufacturing, and consumer sentiment had all improved significantly as the period came to a close. Retail sales strengthened significantly during the period, as well. Although housing inventory and foreclosure rates remained elevated, home sales and prices began to show signs of improvement in

LETTER TO SHAREHOLDERS continued

many areas of the country—spurred in part by the government’s $8,000 tax credit for first-time home buyers, which was extended through the end of April 2010.

Despite extensive quantitative easing measures by the Federal Reserve Board (the “Fed”), bank lending remained constrained during the period. This indicates that the trillions of dollars of government stimulus that were added to the monetary system might not have an inflationary impact in the near term. Throughout the period, the Federal Open Market Committee (FOMC) held the federal funds rate at the range of 0% to 0.25% that it first targeted in December 2008. The Fed did, however, begin to remove some of its unconventional stimulus measures. It concluded its purchases of longer-term Treasuries in October 2009 and mortgage-backed securities in March 2010.

The FOMC’s final statement during the period noted that economic activity continued to strengthen, the labor market was stabilizing, business spending had risen significantly, and inflation remained subdued. However, the committee also noted that unemployment remained high and credit continued to be tight, reiterating that it was likely to keep the federal funds rate at exceptionally low levels for an extended period because of the continued substantial economic slack.

Exceptional performance by corporate issues was the big story in the fixed income markets for much of the period as the economy began to gain strength. Treasuries, on the other hand, were characterized by volatility, especially near the end of the period. Factors such as supply, the debt crisis in Greece, and unpredictable economic indicators contributed to price volatility on the longer Treasury notes and bonds. Longer maturities in the corporate and municipal markets generally outperformed longer Treasuries during much of the period.

During the period, the investment managers of Evergreen’s intermediate and long-term bond funds paid careful attention to risk management in a changing market environment. The management of Evergreen U.S. Government Fund, Evergreen Core Bond Fund and Evergreen Core Plus Bond Fund focused on interest-rate movements, Fed policy and general economic trends in managing their portfolios. Meanwhile, the management of Evergreen High Income Fund positioned the portfolio relatively conservatively during a period largely characterized by risk aversion. Evergreen Diversified Income Builder Fund’s manager gradually sold the portfolio’s sizeable position in intermediate-term, investment-grade corporate bonds and reinvested the proceeds in below investment-grade, high yield bonds with comparable intermediate maturities.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage

LETTER TO SHAREHOLDERS continued

investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

Notice to Shareholders:

The Evergreen Funds’ Board of Trustees has unanimously approved the reorganizations of the Evergreen Funds, including the Fund in this report, into Wells Fargo Advantage Funds®. The reorganization of the Fund was approved by the Fund’s shareholders at a meeting held in April 2010. It is anticipated that the reorganization of the Fund, if all conditions to the closing are satisfied, will occur in July 2010. Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, was provided to shareholders of each Evergreen Fund in a Prospectus/Proxy Statement that was mailed in March 2010.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of any Wells Fargo Advantage Fund, nor is it a solicitation of any proxy. For more information, or to receive a free copy of the Prospectus/Proxy Statement please call 1.800.343.2898 or visit Evergreeninvestments.com. The Prospectus/Proxy Statement is also available for free on the Securities and Exchange Commission’s website (www.sec.gov). Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

FUND AT A GLANCE

as of April 30, 2010

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Wells Capital Management Inc.

Portfolio Managers:

Troy Ludgood; Thomas O’Connor, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 3/31/2010.

The Fixed Income style box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 12/13/1990

	Class A	Class B	Class C	Class I	Class IS	Class R
Class inception date	5/11/2001	5/11/2001	5/11/2001	12/13/1990	10/2/1997	10/10/2003

Nasdaq symbol	ESBAX	ESBBX	ESBCX	ESBIX	ESBSX	ESBRX

Average annual return*

1-year with sales charge	11.67%	11.34%	15.34%	N/A	N/A	N/A

1-year w/o sales charge	17.21%	16.34%	16.34%	17.50%	17.21%	16.92%

5-year	-2.07%	-2.16%	-1.84%	-0.85%	-1.10%	-1.35%

10-year	2.51%	2.34%	2.34%	3.26%	3.01%	2.92%

Maximum sales charge	4.75%	5.00%	1.00%	N/A	N/A	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C, I or IS, please go to EvergreenInvestments.com/fundperformance. Please call 1.800.847.5397 for the most recent month-end performance information for Class R. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C and R prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B, C and R have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Classes A and IS, 0.50% for Class R and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C and R would have been lower.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Class B shares are closed to new investments by new and existing shareholders.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Core Bond Fund Class A shares, reflective of maximum applicable sales charge, versus a similar investment in the Barclays Capital U.S. Aggregate Bond Index (BCABI) and the Consumer Price Index (CPI).

The BCABI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower. Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I and IS shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

FUND AT A GLANCE continued

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A high rate of defaults on the mortgages held by a mortgage pool may limit the pool’s ability to make payments to the fund if the fund holds securities that are subordinate to other interest in the same mortgage pool; the risk of such defaults is generally higher in mortgage pools that include subprime mortgages.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

All data is as of April 30, 2010, and subject to change.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 17.21% for the twelve-month period ended April 30, 2010, excluding any applicable sales charges. During the same period, the BCABI returned 8.30%.

The fund’s objective is to seek to maximize total return through a combination of current income and capital growth.

Investment Process

When current fund management took over the Core Bond Fund portfolio at the start of calendar 2010, the market tone was tentative as investor anxiety increased due to fears over reduced stimulus, financial regulation, and sovereign risk. As the year 2010 progressed, economic reports came in above expectations, including corporate earnings, Gross Domestic Product, retail sales, and industrial production. When the fund’s fiscal year drew to a close in April, there was considerable market volatility, which was influenced by two conflicting forces: Tighter spreads, supported by improving credit trends, and strong domestic fundamentals and pressure on spreads, due to continued macro concerns associated with sovereign risk fears in Europe and financial regulatory reform.

The spread sector rally, evident throughout calendar 2009, continued into the first four months of calendar 2010, with each subsector of the Barclays Capital U.S. Aggregate Index outperforming Treasuries. Flows into investment-grade bonds remained strong as investors continued pulling assets out of money markets. The commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) sectors continued to be the star performers, outperforming on limited supply, light dealer inventories, and steady demand. Corporates also outperformed as solid fundamentals, mutual fund demand, and historically cheap valuations continued to entice investors. Agency mortgage-backed securities (MBS) also outperformed, supported by the Fed purchase program and a drop in implied volatility.

The fund finished its fiscal year by outperforming its benchmark due to its overweight of credit, ABS, CMBS, and collateralized mortgage obligations (CMOs), and by tactically trading for value in specific securities throughout the period.

Contributors to Performance

Overweights of specific securities within the fund’s sector allocations—including Verizon Wireless, Qwest Corporation, Kraft, InBev, Motiva Enterprises, HCP, Coventry Health Care, and Carefusion—added to performance. Sovereign issues from the Republic of Hungary and the Swedish Export Credit Union also added value, as did seven-year credit card ABS floaters from Bank of America and auto dealer floorplans.

Detractors from Performance

Various security-selection overweights in the credit sector detracted from performance during the period. In particular, Italian utility Enel faltered as spreads lagged due to concerns with sovereign risk, affecting the company’s Italian domicile. Petrobras

PORTFOLIO MANAGER COMMENTARY continued

detracted from performance on concerns that the company might begin to raise significant debt and equity to fund pre-salt exploration. Anadarko Petroleum detracted from performance on concerns that liabilities might arise from an oil spill affecting a Gulf of Mexico deepwater venture with BP.

Also an overweight to the bank/finance sector detracted from performance on a security selection basis as concerns with financial reform proposals and a possible uptick in supply impacted valuations. JPMorgan and Goldman Sachs lagged their peers.

In the structured product sectors, an overweight to 30-year 4.5% MBS versus an underweight to 30-year 5.0% detracted at the end of the period. An underweight to AAA-rated CMBS tranches with less credit enhancement detracted from performance as spreads in these sectors tightened significantly in the last few months of the period.1

Portfolio Management Outlook

Economic activity further strengthened in the last month of the fiscal year, continuing to indicate a sharp near-term recovery in the U.S. economy. The economic snap-back currently appears broad-based and driven by capital spending, the inventory cycle, improving U.S. residential real estate, and resiliency from the consumer. Corporate earnings also are presently a source of strength, with many management teams offering positive commentary on the outlook. It’s generally assumed that employment may now begin to strengthen as businesses become more confident.

Despite the generally positive economic data points, corporate markets began to weaken late in April of 2010. The primary economic concern was that growth rates could decelerate later in the year, even as many expected continued economic growth into 2011.

At present, the markets appear to be overbought, and idiosyncratic risk has increased, as evidenced by sharp reactions to news affecting specific securities in financials, energy, and sovereign securities. In Europe, the threat of a contagion from Greece debt-stress rose near the end of the fiscal year as the market balked over adverse data revisions and uncertain policy responses should other foreign markets encounter liquidity squeezes. Further clarification of Eurozone policies could be helpful to sovereign and corporate markets.

For the remainder of calendar 2010, we currently expect more normalized returns across spread sectors. Global liquidity currently continues to re-inflate the credit markets, and we now believe the compression in spreads is likely to persist. Although 2009 returns—when the credit, CMBS, and ABS sectors generated returns of 16.04%, 28.45%, and 24.72%, respectively—may not be repeated, the resurgence of broad-based liquidity across sectors may continue to create good relative-value trading opportunities.

At the end of fiscal 2010, the fund was positioned with modest risk-adjusted overweights to corporates, CMBS, and ABS, as we currently think there is still some further potential

PORTFOLIO MANAGER COMMENTARY continued

for spread tightening. As we look ahead, we presently believe that security selection may be the primary driver of outperformance in these sectors. In mortgages, the fund now is positioned with a modest underweight, as we currently view risk-reward to be less favorable than in the other spread sectors.

1	The ratings indicated are from Standard & Poor’s and/or Moody’s Investors Service.

Credit Quality Ratings: Credit quality ratings apply to corporate and municipal bond issues. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to CC (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	11/1/2009	4/30/2010	During Period*

Actual
Class A	$1,000.00	$1,020.12	$4.31
Class B	$1,000.00	$1,016.34	$8.05
Class C	$1,000.00	$1,016.34	$8.05
Class I	$1,000.00	$1,021.38	$3.01
Class IS	$1,000.00	$1,020.12	$4.31
Class R	$1,000.00	$1,018.86	$5.51
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,020.53	$4.31
Class B	$1,000.00	$1,016.81	$8.05
Class C	$1,000.00	$1,016.81	$8.05
Class I	$1,000.00	$1,021.82	$3.01
Class IS	$1,000.00	$1,020.53	$4.31
Class R	$1,000.00	$1,019.34	$5.51

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.86% for Class A, 1.61% for Class B, 1.61% for Class C, 0.60% for Class I, 0.86% for Class IS and 1.10% for Class R), multiplied by the average account value over the period, multiplied by 181 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS A	2010	2009	2008	2007	2006

Net asset value, beginning of period	$7.05	$9.81	$10.47	$10.24	$10.66

Income from investment operations
Net investment income	0.27	0.49 [1]	0.50	0.47	0.43
Net realized and unrealized gains or losses on investments	0.93	(2.78)	(0.67)	0.23	(0.38)

Total from investment operations	1.20	(2.29)	(0.17)	0.70	0.05

Distributions to shareholders from
Net investment income	(0.26)	(0.33)	(0.25)	(0.47)	(0.44)
Net realized gains	0	0	0	0	(0.03)
Tax basis return of capital	(0.03)[1]	(0.14)[1]	(0.24)	0	0

Total distributions to shareholders	(0.29)	(0.47)	(0.49)	(0.47)	(0.47)

Net asset value, end of period	$7.96	$7.05	$9.81	$10.47	$10.24

Total return[2]	17.21%	(23.63)%	(1.70)%	7.02%	0.40%

Ratios and supplemental data
Net assets, end of period (thousands)	$139,107	$139,462	$416,462	$437,106	$436,321
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.84%	0.70%	0.70%	0.71%	0.74%
Expenses excluding waivers/reimbursements and expense reductions	1.03%	0.87%	0.85%	0.84%	0.85%
Net investment income	3.48%	5.89%	4.87%	4.57%	4.08%
Portfolio turnover rate	640%	158%	246%	156%	184%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS B	2010	2009	2008	2007	2006

Net asset value, beginning of period	$7.05	$9.81	$10.47	$10.24	$10.66

Income from investment operations
Net investment income	0.22 [1]	0.42 [1]	0.42	0.40	0.35 [1]
Net realized and unrealized gains or losses on investments	0.92	(2.77)	(0.66)	0.23	(0.38)

Total from investment operations	1.14	(2.35)	(0.24)	0.63	(0.03)

Distributions to shareholders from
Net investment income	(0.20)	(0.27)	(0.18)	(0.40)	(0.36)
Net realized gains	0	0	0	0	(0.03)
Tax basis return of capital	(0.03)[1]	(0.14)[1]	(0.24)	0	0

Total distributions to shareholders	(0.23)	(0.41)	(0.42)	(0.40)	(0.39)

Net asset value, end of period	$7.96	$7.05	$9.81	$10.47	$10.24

Total return[2]	16.34%	(24.21)%	(2.42)%	6.25%	(0.30)%

Ratios and supplemental data
Net assets, end of period (thousands)	$24,312	$51,355	$118,355	$151,785	$180,123
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.58%	1.45%	1.45%	1.45%	1.45%
Expenses excluding waivers/reimbursements and expense reductions	1.77%	1.62%	1.55%	1.54%	1.55%
Net investment income	2.91%	5.17%	4.10%	3.83%	3.36%
Portfolio turnover rate	640%	158%	246%	156%	184%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS C	2010	2009	2008	2007	2006

Net asset value, beginning of period	$7.05	$9.81	$10.47	$10.24	$10.66

Income from investment operations
Net investment income	0.21 [1]	0.42 [1]	0.42	0.40	0.35
Net realized and unrealized gains or losses on investments	0.93	(2.77)	(0.66)	0.23	(0.38)

Total from investment operations	1.14	(2.35)	(0.24)	0.63	(0.03)

Distributions to shareholders from
Net investment income	(0.20)	(0.28)	(0.18)	(0.40)	(0.36)
Net realized gains	0	0	0	0	(0.03)
Tax basis return of capital	(0.03)[1]	(0.13)[1]	(0.24)	0	0

Total distributions to shareholders	(0.23)	(0.41)	(0.42)	(0.40)	(0.39)

Net asset value, end of period	$7.96	$7.05	$9.81	$10.47	$10.24

Total return[2]	16.34%	(24.21)%	(2.42)%	6.25%	(0.30)%

Ratios and supplemental data
Net assets, end of period (thousands)	$74,972	$72,176	$117,018	$138,271	$127,905
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.59%	1.45%	1.45%	1.45%	1.45%
Expenses excluding waivers/reimbursements and expense reductions	1.78%	1.62%	1.55%	1.54%	1.55%
Net investment income	2.72%	5.21%	4.11%	3.83%	3.38%
Portfolio turnover rate	640%	158%	246%	156%	184%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS I	2010	2009	2008	2007	2006

Net asset value, beginning of period	$7.05	$9.81	$10.47	$10.24	$10.66

Income from investment operations
Net investment income	0.30 [1]	0.52 [1]	0.52	0.51	0.46
Net realized and unrealized gains or losses on investments	0.92	(2.79)	(0.66)	0.22	(0.38)

Total from investment operations	1.22	(2.27)	(0.14)	0.73	0.08

Distributions to shareholders from
Net investment income	(0.28)	(0.35)	(0.28)	(0.50)	(0.47)
Net realized gains	0	0	0	0	(0.03)
Tax basis return of capital	(0.03)[1]	(0.14)[1]	(0.24)	0	0

Total distributions to shareholders	(0.31)	(0.49)	(0.52)	(0.50)	(0.50)

Net asset value, end of period	$7.96	$7.05	$9.81	$10.47	$10.24

Total return	17.50%	(23.43)%	(1.44)%	7.31%	0.70%

Ratios and supplemental data
Net assets, end of period (thousands)	$110,356	$443,238	$2,533,092	$3,336,264	$3,568,884
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.58%	0.45%	0.45%	0.45%	0.45%
Expenses excluding waivers/reimbursements and expense reductions	0.77%	0.62%	0.55%	0.54%	0.55%
Net investment income	3.87%	5.97%	5.10%	4.83%	4.37%
Portfolio turnover rate	640%	158%	246%	156%	184%

1	Per share amount is based on average shares outstanding during the period.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS IS	2010	2009	2008	2007	2006

Net asset value, beginning of period	$7.05	$9.81	$10.47	$10.24	$10.66

Income from investment operations
Net investment income	0.28	0.49 [1]	0.49	0.48	0.43
Net realized and unrealized gains or losses on investments	0.92	(2.78)	(0.66)	0.23	(0.38)

Total from investment operations	1.20	(2.29)	(0.17)	0.71	0.05

Distributions to shareholders from
Net investment income	(0.26)	(0.33)	(0.25)	(0.48)	(0.44)
Net realized gains	0	0	0	0	(0.03)
Tax basis return of capital	(0.03)[1]	(0.14)[1]	(0.24)	0	0

Total distributions to shareholders	(0.29)	(0.47)	(0.49)	(0.48)	(0.47)

Net asset value, end of period	$7.96	$7.05	$9.81	$10.47	$10.24

Total return	17.21%	(23.63)%	(1.69)%	7.04%	0.45%

Ratios and supplemental data
Net assets, end of period (thousands)	$10,312	$12,001	$35,517	$43,403	$44,797
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.84%	0.70%	0.70%	0.70%	0.70%
Expenses excluding waivers/reimbursements and expense reductions	1.03%	0.87%	0.80%	0.79%	0.80%
Net investment income	3.52%	5.86%	4.85%	4.59%	4.12%
Portfolio turnover rate	640%	158%	246%	156%	184%

1	Per share amount is based on average shares outstanding during the period.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS R	2010	2009	2008	2007	2006

Net asset value, beginning of period	$7.05	$9.81	$10.47	$10.24	$10.66

Income from investment operations
Net investment income	0.25 [1]	0.46 [1]	0.47	0.45	0.41
Net realized and unrealized gains or losses on investments	0.93	(2.77)	(0.66)	0.23	(0.39)

Total from investment operations	1.18	(2.31)	(0.19)	0.68	0.02

Distributions to shareholders from
Net investment income	(0.24)	(0.32)	(0.23)	(0.45)	(0.41)
Net realized gains	0	0	0	0	(0.03)
Tax basis return of capital	(0.03)[1]	(0.13)[1]	(0.24)	0	0

Total distributions to shareholders	(0.27)	(0.45)	(0.47)	(0.45)	(0.44)

Net asset value, end of period	$7.96	$7.05	$9.81	$10.47	$10.24

Total return	16.92%	(23.82)%	(1.94)%	6.78%	0.20%

Ratios and supplemental data
Net assets, end of period (thousands)	$16,546	$21,539	$41,434	$33,411	$17,879
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.09%	0.95%	0.95%	0.95%	0.95%
Expenses excluding waivers/reimbursements and expense reductions	1.28%	1.12%	1.05%	1.04%	1.05%
Net investment income	3.27%	5.69%	4.64%	4.35%	3.98%
Portfolio turnover rate	640%	158%	246%	156%	184%

1	Per share amount is based on average shares outstanding during the period.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

April 30, 2010

	Principal Amount	Value

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 4.7%
FIXED-RATE 4.7%
FHLMC, 5.50%, 09/15/2035	$52,400	$56,801
FNMA:
5.37%, 04/01/2017	2,460,000	2,460,098
5.40%, 05/01/2017	3,370,250	3,703,110
5.94%, 07/01/2037	530,787	564,421
6.06%, 09/01/2016	1,412,460	1,544,346
6.32%, 08/01/2012	5,387,614	5,789,277
GNMA 30 year, 4.50%, TBA #	3,500,000	3,531,745

Total Agency Commercial Mortgage-Backed Securities (cost $17,288,804)		17,649,798

AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 8.7%
FIXED-RATE 8.5%
FHLMC:
Ser. 1897, Class K, 7.00%, 09/15/2026	4,071	4,545
Ser. 2006-44, Class OA, 5.50%, 12/25/2026	107,678	110,515
Ser. 2423, Class MC, 7.00%, 03/15/2032	56,664	62,640
Ser. 2840, Class OD, 5.00%, 07/15/2029	325,000	343,623
Ser. 2921, Class NE, 5.00%, 09/15/2033 ¶	7,035,000	7,425,790
Ser. 2957, Class PT, 5.50%, 11/15/2033 ¶	2,693,000	2,888,058
FNMA:
Ser. 1998-61, Class PL, 6.00%, 11/25/2028	56,645	62,091
Ser. 1999, Class LH, 6.50%, 11/25/2029	82,402	89,722
Ser. 2001-81, Class HE, 6.50%, 01/25/2032 ¶	4,789,194	5,177,568
Ser. 2002-56, Class KW, 6.00%, 04/25/2023	60,721	61,370
Ser. 2003-108, Class BE, 4.00%, 11/25/2018 ¶	8,000,000	8,235,071
Ser. 2004-45, Class VB, 4.50%, 10/25/2028	100,000	103,672
Ser. 2005-31, Class PB, 5.50%, 04/25/2035	75,000	80,171
Ser. 2006-57, Class PA, 5.50%, 08/25/2027	119,369	122,463
Ser. 2007-74, Class A, 5.00%, 04/25/2034	482,237	507,660
Ser. 2009-71:
Class JT, 6.00%, 06/25/2036	2,800,713	3,018,206
Class XB, 5.00%, 03/25/2038	1,469,000	1,533,590
Ser. 2009-78, Class J, 5.00%, 09/25/2019	1,707,930	1,805,336
Ser. 2010-M1, Class A2, 4.45%, 09/25/2019	416,000	427,822

		32,059,913

FLOATING-RATE 0.2%
FHLMC:
Ser. 1590, Class IA, 1.36%, 10/15/2023	150,404	152,634
Ser. 2690, Class TV, 4.50%, 11/15/2025	231,000	241,154
Ser. 3008, Class JM, 4.50%, 07/15/2025	153,000	156,058

		549,846

Total Agency Mortgage-Backed Collateralized Mortgage Obligations (cost $32,645,151)		32,609,759

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES 34.5%
FIXED-RATE 28.6%
FHLMC:
4.32%, 11/25/2019	$760,000	$772,582
4.50%, 05/01/2018	14,046	14,823
5.50%, 02/01/2017-06/01/2036	2,430,909	2,579,338
5.50%, 12/01/2019 ##	14,311,129	15,435,045
6.00%, 04/01/2014-02/01/2023	813,141	879,248
6.50%, 04/01/2021	132,730	143,109
FNMA:
4.33%, 03/25/2020 ☐	4,758,000	4,769,989
5.50%, 07/01/2035	1,011,184	1,073,288
6.00%, 05/01/2017-04/01/2035	4,194,110	4,543,410
6.50%, 06/01/2017-08/01/2032	834,050	909,366
7.00%, 01/01/2039	2,478,267	2,719,218
7.50%, 02/01/2012	203,922	212,691
FNMA 15 year, 5.50%, TBA #	4,500,000	4,799,529
FNMA 30 year:
4.50%, TBA #	22,850,000	23,007,531
5.00%, TBA #	20,700,000	21,321,819
5.50%, TBA #	22,600,000	23,793,900
GNMA:
7.00%, 11/15/2029	137,488	154,276
7.75%, 07/15/2020-08/15/2021	368,861	418,226
11.50%, 05/15/2013-06/15/2013	5,749	6,387

		107,553,775

FLOATING-RATE 5.9%
FHLMC:
5.82%, 11/01/2036	4,906,414	5,233,386
5.83%, 11/01/2036	654,743	698,920
6.14%, 06/01/2037	4,636,712	4,987,927
6.20%, 09/01/2037	958,299	1,031,100
FNMA:
5.58%, 05/01/2037	13,357	14,147
5.61%, 01/01/2037	675,137	710,346
5.63%, 05/01/2037	6,768	7,171
5.67%, 02/01/2039	792,179	838,115
5.72%, 05/01/2037	336,185	356,290
5.87%, 12/01/2037	1,261,765	1,346,477
5.88%, 10/01/2037	363,922	385,112
5.89%, 02/01/2037	9,419	10,003
5.90%, 02/01/2037	4,407,556	4,646,212
5.91%, 03/01/2037	8,911	9,465
5.92%, 01/01/2037	15,952	16,939
5.93%, 10/01/2037	42,496	45,017

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE continued
FNMA:
5.96%, 04/01/2037	$11,508	$12,240
5.97%, 07/01/2037	312,694	331,784
5.98%, 07/01/2037	537,194	571,071
5.99%, 01/01/2037	10,598	11,234
6.00%, 10/01/2037	25,166	26,720
6.01%, 10/01/2037	170,619	181,055
6.03%, 11/01/2037	268,099	284,255
6.04%, 12/01/2036	8,139	8,638
6.08%, 09/01/2037	174,706	185,921
6.27%, 09/01/2037	56,083	59,825
6.28%, 10/01/2036	7,153	7,593

		22,016,963

Total Agency Mortgage-Backed Pass Through Securities (cost $128,793,607)		129,570,738

ASSET-BACKED SECURITIES 10.5%
Ally Master Owner Trust:
Ser. 2010-1, Class A, FRN, 2.00%, 01/15/2015 144A	4,039,000	4,058,425
Ser. 2010-3, Class A, FRN, 2.88%, 04/15/2013 144A ☐	1,933,000	1,932,613
American Express Credit Account Master Trust, Ser. 2010-1, Class A, FRN, 0.49%, 11/16/2015 ☐	1,086,000	1,086,000
Bank of America Credit Card Trust, Ser. 2008-A1, Class A1, FRN, 0.83%, 04/15/2013	9,007,000	9,028,039
Capital One Multi-Asset Execution Trust, Ser. 2008-A5, Class A5, 4.85%, 02/18/2014	680,000	706,142
Capital One Prime Auto Receivables Trust, Ser. 2006-2, Class A4, 4.94%, 07/15/2012	348,401	352,147
Chase Issuance Trust, Ser. 2009-A2, Class A2, 1.80%, 04/15/2014	560,000	573,826
Citibank Credit Card Issuance Trust, Ser. 2006-A3, Class A3, 5.30%, 03/15/2018	870,000	969,549
Discover Card Master Trust:
Ser. 2007-A2, Class A2, FRN, 0.60%, 06/15/2015	2,038,000	2,034,511
Ser. 2009-A1, Class A1, FRN, 1.53%, 12/15/2014	834,000	841,947
Ser. 2009-A2, Class A, FRN, 1.53%, 02/17/2015	2,625,000	2,681,110
Ford Credit Auto Owner Trust:
Ser. 2007-A, Class A4A, 5.47%, 06/15/2012	208,000	215,963
Ser. 2008-B, Class A3A, 4.28%, 05/15/2012	615,415	626,030
Ser. 2010-3, Class A1, 4.20%, 02/15/2017 144A	3,394,000	3,483,306
Huntington Auto Trust, Ser. 2009-1A, Class A4, 5.73%, 01/15/2014 144A	952,000	1,023,656
Nissan Auto Receivables Owner Trust, Ser. 2009-1, Class A3, 5.00%, 09/15/2014	1,506,000	1,565,258
Nordstrom Credit Card Trust, Ser. 2007-A2, Class A, FRN, 0.31%, 05/15/2015 144A	735,000	719,950
SLC Student Loan Trust, Ser. 2008-1, Class A4A, FRN, 1.86%, 12/15/2032	545,000	568,538

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

ASSET-BACKED SECURITIES continued
SLM Student Loan Trust:
Ser. 2003-6, Class A4, FRN, 0.46%, 12/17/2018	$631,582	$630,077
Ser. 2008-5, Class A4, FRN, 2.02%, 07/25/2023	5,719,000	6,055,315
World Omni Auto Receivables Trust, Ser. 2009-A, Class A4, 5.12%, 05/15/2014	240,000	257,899

Total Asset-Backed Securities (cost $39,177,938)		39,410,301

COMMERCIAL MORTGAGE-BACKED SECURITIES 12.4%
FIXED-RATE 12.2%
Banc of America Comml. Mtge. Securities, Inc.:
Ser. 2000-02, Class E, 7.63%, 09/15/2032	276,000	275,295
Ser. 2004-6, Class A3, 4.51%, 12/10/2042	205,000	210,015
Ser. 2005-4, Class A5A, 4.93%, 07/10/2045	759,000	757,626
Ser. 2006-1, Class A4, 5.37%, 09/10/2045	536,000	550,735
Ser. 2006-3, Class A4, 5.89%, 07/10/2044	1,125,000	1,147,146
Ser. 2006-5, Class A4, 5.41%, 09/10/2047	1,843,000	1,854,698
Bear Stearns Comml. Mtge. Securities, Inc.:
Ser. 2002-PBW1, Class A2, 4.72%, 11/11/2035	2,569,000	2,678,638
Ser. 2005-PWR7, Class A2, 4.95%, 02/11/2041	298,497	305,125
Ser. 2005, Class A4, 5.41%, 12/11/2040	563,000	584,232
Citigroup/Deutsche Bank Comml. Mtge. Trust, Ser. 2007-CD4, Class A2B, 5.21%, 12/11/2049	647,000	666,607
Commercial Mtge. Pass-Through Certs., Ser. 2004-LB2A, Class A4, 4.72%, 03/10/2039	5,790,000	5,943,741
Credit Suisse First Boston Mtge. Securities Corp.:
Ser. 2002-CKS4, Class A1, 4.49%, 11/15/2036	50,320	50,932
Ser. 2005-C1, Class A3, 4.81%, 02/15/2038	137,010	137,766
Ser. 2005-C2, Class A4, 4.83%, 04/15/2037	382,000	379,481
Ser. 2005-C5, Class A4, 5.10%, 08/15/2038	155,000	161,037
First Union National Bank Comml. Mtge. Trust, Ser. 2002-C1, Class A2, 6.14%, 02/12/2034	4,449,867	4,667,595
GE Capital Comml. Mtge. Corp.:
Ser. 2001-3, Class A, 5.56%, 06/10/2038	82,859	84,261
Ser. 2005-C3, Class A2, 4.85%, 07/10/2045	347,831	347,640
GMAC Comml. Mtge. Securities, Inc.:
Ser. 2001-C2, Class B, 6.79%, 04/15/2034	143,000	149,403
Ser. 2003-C2:
Class A2, 5.67%, 05/10/2040	220,000	236,356
Class D, 5.68%, 05/10/2040	172,000	175,162
Ser. 2004-C2, Class A4, 5.30%, 08/10/2038	462,000	471,148
Goldman Sachs Mtge. Securities Corp.:
Ser. 2001-GL3A, Class A2, 6.45%, 08/05/2018 144A	989,000	1,056,410
Ser. 2004-C1, Class A2, 4.32%, 10/10/2028	585,968	590,117
Ser. 2006-GG8, Class A2, 5.48%, 11/10/2039	744,000	760,543

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES continued
FIXED-RATE continued
Greenwich Capital Comml. Funding Corp.:
Ser. 2005-GG5, Class A5, 5.22%, 04/10/2037	$1,513,000	$1,537,007
Ser. 2006-GG7, Class A4, 6.08%, 07/10/2038	601,000	624,962
Ser. 2007-GG09, Class A2, 5.38%, 03/10/2039	580,000	597,369
JPMorgan Chase & Co. Comml. Mtge. Securities Corp.:
Ser. 2002-C2, Class B, 5.21%, 12/12/2034	126,000	130,084
Ser. 2003-CB7, Class A4, 4.88%, 01/12/2038	488,000	512,822
Ser. 2004-CB9, Class A4, 5.38%, 06/12/2041	308,000	319,535
Ser. 2005 -LDP2, Class A3A, 4.68%, 07/15/2042	1,068,690	1,105,935
Ser. 2005-LDP4, Class A2, 4.79%, 10/15/2042	164,013	164,466
Ser. 2006-CB16 Class A4, 5.55%, 05/12/2045	354,000	362,542
Ser. 2006-LDP9, Class A3, 5.34%, 05/15/2047	844,000	832,360
Ser. 2007-C1, Class A4, 5.72%, 02/15/2051	877,000	856,444
Ser. 2008-C2, Class A1, 5.02%, 02/12/2051	42,037	43,274
Ser. 2009-IWST, Class A2, 5.63%, 12/01/2019 144A	1,008,000	1,075,383
LB-UBS Comml. Mtge. Trust:
Ser. 2003-C3, Class A4, 4.17%, 05/15/2032	252,000	260,004
Ser. 2003-C8, Class A4, 5.12%, 11/15/2032	1,088,000	1,155,581
Ser. 2004-C2, Class A4, 4.37%, 03/15/2036	446,000	451,601
Ser. 2006-C4:
Class A2, 5.87%, 06/15/2032	1,305,000	1,351,382
Class A4, 6.08%, 06/15/2038	921,000	972,358
Ser. 2006-C6, Class A4, 5.37%, 09/15/2039	697,000	711,010
Ser. 2008-C1, Class A2, 6.32%, 04/15/2041	599,000	638,397
Merrill Lynch Mtge. Trust:
Ser. 2003-KEY1, Class A4, 5.24%, 11/12/2035	623,000	662,858
Ser. 2004-KEY2, Class A4, 4.86%, 08/12/2039	276,000	282,019
Ser. 2005-CIP1, Class A4, 5.05%, 07/12/2038	350,000	363,316
Ser. 2007, Class A3, 6.02%, 06/12/2050	582,000	595,277
Merrill Lynch/Countrywide Comml. Mtge. Trust, Ser. 2007-9, Class A4, 5.70%, 09/12/2049	360,000	355,781
Morgan Stanley Capital I, Inc.:
Ser. 2001, Class B, 6.55%, 07/15/2033	289,000	302,893
Ser. 2003-IQ6, Class A4, 4.97%, 12/15/2041	131,000	137,353
Ser. 2003-T11, Class A4, 5.15%, 06/13/2041	523,000	556,358
Ser. 2004-HQ3, Class A4, 4.80%, 01/13/2041	318,000	331,232
Ser. 2004-HQ4, Class A7, 4.97%, 04/14/2040	871,000	881,705
Ser. 2004-IQ8, Class A4, 4.90%, 06/15/2040	776,000	783,024
Ser. 2004-T15, Class A4, 5.27%, 06/13/2041	381,000	396,424
Ser. 2006-HQ8, Class A4, 5.56%, 03/12/2044	1,011,000	1,049,944
Nomura Asset Sec. Corp. Mtge. Cert., Ser. 1998-D6, Class A2, 7.31%, 03/15/2030	148,000	167,179
Prudential Comml. Mtge. Funding Corp., Ser. 2001-Rock, Class B, 6.76%, 05/10/2034	262,000	274,051

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES continued
FIXED-RATE continued
Salomon Brothers Mtge. Securities VII, Ser. 2000-C2, Class C, 7.73%, 07/18/2033	$419,000	$418,313
Sequoia Mtge. Trust, Ser. 2010-H1, Class A1, 3.75%, 02/25/2040 ☐ +	420,000	421,596

		45,923,548

FLOATING-RATE 0.2%
JPMorgan Chase & Co. Comml. Mtge. Securities Corp.:
Ser. 2000-C10, Class C, 7.88%, 08/15/2032	273,000	272,436
Ser. 2007-CB19, Class A2, 5.82%, 02/12/2049	512,000	529,005

		801,441

Total Commercial Mortgage-Backed Securities (cost $45,641,669)		46,724,989

CORPORATE BONDS 14.1%
CONSUMER DISCRETIONARY 0.6%
Media 0.6%
Comcast Corp.:
5.15%, 03/01/2020	825,000	842,096
6.40%, 03/01/2040	425,000	441,833
New Communications Holdings:
8.25%, 04/15/2017 144A	470,000	484,100
8.50%, 04/15/2020 144A	405,000	417,150

		2,185,179

CONSUMER STAPLES 1.5%
Beverages 0.5%
Anheuser-Busch:
4.125%, 01/15/2015	1,195,000	1,240,591
5.375%, 01/15/2020	320,000	334,572
PepsiCo, Inc., 5.50%, 01/15/2040	365,000	369,952

		1,945,115

Food & Staples Retailing 0.2%
Wal-Mart Stores, Inc., 5.625%, 04/01/2040	680,000	695,392

Food Products 0.4%
Kraft Foods, Inc.:
5.375%, 02/10/2020	1,125,000	1,166,866
6.50%, 02/09/2040	245,000	263,662

		1,430,528

Tobacco 0.4%
Altria Group, Inc.:
9.70%, 11/10/2018	890,000	1,119,256
10.20%, 02/06/2039	225,000	309,974

		1,429,230

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
ENERGY 1.8%
Oil, Gas & Consumable Fuels 1.8%
Anadarko Petroleum Corp., 6.45%, 09/15/2036	$1,137,000	$1,181,118
Energy Transfer Partners, LP:
8.50%, 04/15/2014	280,000	328,737
9.00%, 04/15/2019	690,000	862,117
Husky Energy, Inc., 5.90%, 06/15/2014	370,000	409,521
Rockies Express Pipeline:
3.90%, 04/15/2015 144A	885,000	879,441
5.625%, 04/15/2020 144A	510,000	510,128
Total Capital SA, 3.125%, 10/02/2015	625,000	630,077
Valero Energy Corp.:
6.125%, 02/01/2020	435,000	451,746
9.375%, 03/15/2019	735,000	901,638
Williams Partners, LP, 3.80%, 02/15/2015 144A	325,000	326,808
XTO Energy, Inc., 6.75%, 08/01/2037	240,000	288,262

		6,769,593

FINANCIALS 5.4%
Capital Markets 1.6%
Bear Stearns Cos.:
5.70%, 11/15/2014	410,000	449,883
6.95%, 08/10/2012	385,000	427,637
Goldman Sachs Group, Inc.:
5.375%, 03/15/2020	560,000	543,945
5.79%, 12/29/2049	690,000	545,963
6.75%, 10/01/2037	649,000	629,281
Lazard Group, LLC:
6.85%, 06/15/2017	1,010,000	1,026,859
7.125%, 05/15/2015	1,055,000	1,116,345
Morgan Stanley:
5.50%, 01/26/2020	705,000	688,524
5.95%, 12/28/2017	380,000	389,200
7.25%, 04/01/2032	95,000	108,100

		5,925,737

Commercial Banks 0.4%
Capital One Bank, NA, 8.80%, 07/15/2019	590,000	723,486
Standard Chartered plc, 3.85%, 04/27/2015 144A	855,000	861,246

		1,584,732

Consumer Finance 0.1%
American Express Co., 7.25%, 05/20/2014	570,000	652,248

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Diversified Financial Services 2.3%
Bank of America Corp.:
4.50%, 04/01/2015	$830,000	$837,602
5.75%, 12/01/2017	205,000	209,433
6.00%, 09/01/2017	475,000	493,086
7.375%, 05/15/2014	700,000	788,441
7.625%, 06/01/2019	405,000	462,315
Citigroup, Inc.:
6.125%, 05/15/2018	590,000	611,810
6.375%, 08/12/2014	474,000	511,354
8.50%, 05/22/2019	315,000	371,866
JPMorgan Chase & Co.:
4.95%, 03/25/2020	665,000	666,047
6.00%, 10/01/2017	860,000	922,933
6.80%, 10/01/2037	700,000	701,759
Private Export Funding Corp., 3.05%, 10/15/2014	270,000	275,625
WEA Finance, LLC:
5.40%, 10/01/2012 144A	545,000	582,626
7.125%, 04/15/2018 144A	559,000	631,734
7.50%, 06/02/2014 144A	465,000	529,914

		8,596,545

Insurance 0.3%
Hartford Financial Services Group, Inc., 5.50%, 03/30/2020	780,000	774,849
Liberty Mutual Group, 7.50%, 08/15/2036 144A	450,000	448,387

		1,223,236

Real Estate Investment Trusts (REITs) 0.7%
HCP, Inc.:
5.65%, 12/15/2013	725,000	770,802
6.00%, 01/30/2017	145,000	148,069
6.30%, 09/15/2016	205,000	214,817
6.70%, 01/30/2018	235,000	245,557
Mack-Cali Realty Corp., 7.75%, 08/15/2019	245,000	287,337
Reckson Operating Partnership, LP, 7.75%, 03/16/2020 144A	835,000	864,475

		2,531,057

HEALTH CARE 1.2%
Biotechnology 0.3%
Amgen, Inc., 5.75%, 03/15/2040	915,000	930,705

Health Care Equipment & Supplies 0.0%
CareFusion Corp., 4.125%, 08/01/2012	90,000	94,089

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
HEALTH CARE continued
Health Care Providers & Services 0.5%
Coventry Health Care, Inc., 5.95%, 03/15/2017	$705,000	$687,446
UnitedHealth Group, Inc., 6.875%, 02/15/2038	1,055,000	1,159,119

		1,846,565

Life Sciences Tools & Services 0.3%
Life Technologies Corp.:
4.40%, 03/01/2015	485,000	497,896
6.00%, 03/01/2020	637,000	670,226

		1,168,122

Pharmaceuticals 0.1%
Pfizer, Inc., 5.35%, 03/15/2015	340,000	378,155

INFORMATION TECHNOLOGY 0.6%
Communications Equipment 0.4%
Cisco Systems, Inc.:
4.45%, 01/15/2020	960,000	972,024
5.50%, 01/15/2040	435,000	431,188

		1,403,212

Software 0.2%
Adobe Systems, Inc.:
3.25%, 02/01/2015	205,000	207,333
4.75%, 02/01/2020	535,000	536,619

		743,952

MATERIALS 0.7%
Chemicals 0.5%
Dow Chemical Co.:
4.85%, 08/15/2012	745,000	787,689
5.90%, 02/15/2015	415,000	455,192
8.55%, 05/15/2019	685,000	837,013

		2,079,894

Metals & Mining 0.2%
Southern Copper Corp., 6.75%, 04/16/2040	763,000	770,171

TELECOMMUNICATION SERVICES 0.5%
Diversified Telecommunication Services 0.5%
AT&T Corp., 8.375%, 03/15/2013	740,000	859,531
Frontier Communications Corp., 8.125%, 10/01/2018	310,000	317,750
Qwest Communications International, Inc., 7.50%, 10/01/2014	190,000	207,812
Verizon Communications, Inc., 8.50%, 11/15/2018	390,000	493,416

		1,878,509

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
UTILITIES 1.8%
Electric Utilities 1.3%
DPL, Inc., 6.875%, 09/01/2011	$850,000	$906,930
Duke Energy Corp., 6.30%, 02/01/2014	630,000	707,224
Exelon Corp., 6.25%, 10/01/2039	200,000	208,585
FirstEnergy Solutions Co.:
4.80%, 02/15/2015	235,000	243,182
6.05%, 08/15/2021	845,000	855,866
6.80%, 08/15/2039	200,000	200,504
Nevada Power Co., 8.25%, 06/01/2011	1,290,000	1,379,703
Progress Energy, Inc., 6.85%, 04/15/2012	400,000	437,801

		4,939,795

Multi-Utilities 0.5%
Dominion Resources, Inc., 8.875%, 01/15/2019	1,450,000	1,864,509

Total Corporate Bonds (cost $52,300,625)		53,066,270

MUNICIPAL OBLIGATIONS 0.6%
AIRPORT 0.2%
Clark Cnty., NV Arpt. RB, Ser. C, 6.82%, 07/01/2045	555,000	618,891

GENERAL OBLIGATION – LOCAL 0.1%
Los Angeles, CA Sch. Dist. GO, Build America Bonds, 6.76%, 07/01/2034	505,000	556,899

GENERAL OBLIGATION – STATE 0.2%
California GO, Build America Bonds:
7.30%, 10/01/2039	480,000	514,815
7.625%, 03/01/2040	330,000	368,405

		883,220

TRANSPORTATION 0.1%
North Texas Toll Auth. RB, Build America Bonds, 6.72%, 01/01/2049	275,000	297,366

Total Municipal Obligations (cost $2,160,092)		2,356,376

U.S. TREASURY OBLIGATIONS 15.6%
U.S. Treasury Bonds:
3.625%, 02/15/2020 ##	15,662,000	15,615,499
4.375%, 11/15/2039 ##	5,792,000	5,647,200
4.625%, 02/15/2040 ##	909,000	922,333
U.S. Treasury Notes:
0.875%, 03/31/2012 ##	447,000	447,612
1.375%, 03/15/2013 ##	385,000	384,188
1.75%, 04/15/2013 ##	13,990,000	14,094,925
2.375%, 02/28/2015 ##	4,292,000	4,294,704
2.50%, 03/31/2015-04/30/2015 ##	13,242,000	13,298,351
4.25%, 05/15/2039 ##	4,155,000	3,967,377

Total U.S. Treasury Obligations (cost $57,872,785)		58,672,189

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE 9.3%
CONSUMER DISCRETIONARY 0.5%
Media 0.5%
British Sky Broadcasting Group plc, 9.50%, 11/15/2018 144A	$500,000	$649,746
Grupo Televisa SA, 6.625%, 01/15/2040	645,000	661,667
Thomson Reuters Corp., 5.95%, 07/15/2013	355,000	396,197

		1,707,610

ENERGY 0.7%
Oil, Gas & Consumable Fuels 0.7%
Petro-Canada, 6.80%, 05/15/2038	195,000	216,635
Petrobras Energia SA, 6.875%, 01/20/2040	610,000	630,992
Ras Laffan LNG:
4.50%, 09/30/2012 144A	400,000	421,323
5.50%, 09/30/2014 144A	760,000	813,137
Suncor Energy, Inc., 6.50%, 06/15/2038	465,000	500,410

		2,582,497

FINANCIALS 5.2%
Commercial Banks 4.2%
Achmea Hypotheekbank NV, 3.20%, 11/03/2014 144A	1,680,000	1,712,540
Banco Nacional de Desenvolvimento Economico e Social, 5.50%, 07/12/2020	915,000	910,425
Barclays plc, 5.00%, 09/22/2016	790,000	818,508
Commonwealth Bank of Australia:
3.75%, 10/15/2014 144A	650,000	664,124
5.00%, 10/15/2019 144A	650,000	664,169
5.00%, 03/19/2020 144A	575,000	582,526
Export-Import Bank of Korea:
5.50%, 10/17/2012	480,000	515,110
5.875%, 01/14/2015	820,000	889,832
HSBC Holdings plc, 6.80%, 06/01/2038	560,000	611,531
Itau Unibanco Holding SA, 6.20%, 04/15/2020 144A	700,000	699,916
KommunalBanken, 2.75%, 05/05/2015	954,000	950,207
Korea Development Bank, 4.375%, 08/10/2015	840,000	859,139
NIBC Bank NV, 2.80%, 12/02/2014 144A	1,145,000	1,147,431
Nordea Bank AB:
2.50%, 11/13/2012 144A	660,000	668,451
3.70%, 11/13/2014 144A	770,000	786,379
Swedish Export Credit, 3.25%, 09/16/2014	1,515,000	1,557,303
Westpac Banking Corp.:
2.25%, 11/19/2012	1,145,000	1,158,668
4.875%, 11/19/2019	480,000	487,458

		15,683,717

Consumer Finance 0.1%
Petrobras International Finance Co., 7.875%, 03/15/2019	420,000	490,756

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
FINANCIALS continued
Diversified Financial Services 0.9%
Cie de Financement Foncier, 2.125%, 04/22/2013 144A	$2,000,000	$2,013,536
Credit Suisse First Boston:
5.40%, 01/14/2020	545,000	554,850
6.00%, 02/15/2018	620,000	662,674

		3,231,060

INDUSTRIALS 0.5%
Industrial Conglomerates 0.5%
Hutchison Whampoa, Ltd., 4.625%, 09/11/2015 144A	1,675,000	1,737,888

MATERIALS 0.5%
Metals & Mining 0.5%
Rio Tinto, Ltd.:
5.875%, 07/15/2013	635,000	701,636
9.00%, 05/01/2019	540,000	695,721
Vale Overseas, Ltd., 6.875%, 11/10/2039	615,000	645,267

		2,042,624

TELECOMMUNICATION SERVICES 1.7%
Diversified Telecommunication Services 0.9%
France Telecom, 7.75%, 03/01/2011	425,000	448,984
Telefonica Emisiones SA:
2.58%, 04/26/2013	640,000	641,694
3.73%, 04/27/2015	850,000	855,297
5.13%, 04/27/2020	990,000	990,982
5.98%, 06/20/2011	535,000	563,029

		3,499,986

Wireless Telecommunication Services 0.8%
America Movil S.A.B. de C.V.:
3.625%, 03/30/2015 144A	550,000	557,246
5.00%, 10/16/2019 144A	620,000	623,647
6.125%, 03/30/2040 144A	440,000	437,995
Rogers Communications, Inc.:
5.50%, 03/15/2014	160,000	173,314
6.375%, 03/01/2014	1,135,000	1,270,515

		3,062,717

UTILITIES 0.2%
Electric Utilities 0.2%
Enel S.p.A., 6.00%, 10/07/2039 144A	925,000	870,492

Total Yankee Obligations – Corporate (cost $34,661,473)		34,909,347

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

YANKEE OBLIGATIONS – GOVERNMENT 1.0%
Canada:
4.10%, 06/16/2014	$1,205,000	$1,278,012
4.40%, 04/14/2020	525,000	531,702
Russia:
3.625%, 04/29/2015	500,000	488,556
5.00%, 04/29/2020	500,000	489,965
Société de Financement de l’Economie Française, 2.875%, 09/22/2014	270,000	274,161
State of Qatar:
4.00%, 01/20/2015	240,000	246,300
6.40%, 01/20/2040	405,000	424,237

Total Yankee Obligations – Government (cost $3,712,111)		3,732,933

SHORT-TERM INVESTMENTS 4.2%
COMMERCIAL PAPER 2.8%
Deutsche Bank Financial, LLC, 0.20%, 05/03/2010	4,747,000	4,747,000
Societe Generale North America, Inc., 0.23%, 05/03/2010	5,697,000	5,697,000

		10,444,000

	Shares	Value

MUTUAL FUND SHARES 1.4%
Evergreen Institutional Money Market Fund, Class I, 0.08% q ø ##	5,162,381	5,162,381

Total Short-Term Investments (cost $15,606,381)		15,606,381

Total Investments (cost $429,860,636) 115.6%		434,309,081

	Principal Amount	Value

SECURITIES SOLD SHORT (5.6%)
AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES (5.6%)
FIXED RATE (5.6%)
FNMA 15 year, 5.50%, TBA	$(4,500,000)	(4,799,529)
FNMA 30 year:
5.50%, TBA	(13,500,000)	(14,219,294)
6.00%, TBA	(2,000,000)	(2,135,312)

Total Securities Sold Short (proceeds $21,107,559)		(21,154,135)

Other Assets and Liabilities (10.0%)		(37,550,094)

Net Assets 100.0%		$375,604,852

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

#	When-issued or delayed delivery security
¶	All or a portion of this security has been segregated as collateral for short sales.
##	All or a portion of this security has been segregated for when-issued or delayed delivery securities.
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

+	Security is deemed illiquid (unaudited).
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
GO	General Obligation
RB	Revenue Bond
TBA	To Be Announced

The following table shows the percent of total bonds by credit quality based on Moody’s and Standard & Poor’s ratings as of April 30, 2010 (unaudited):

AAA	77.2%
AA	4.5%
A	6.5%
BBB	11.3%
BB	0.5%

100.0%

The following table shows the percent of total bonds based on effective maturity as of April 30, 2010 (unaudited):

Less than 1 year	3.3%
1 to 3 year(s)	21.1%
3 to 5 years	36.7%
5 to 10 years	31.1%
10 to 20 years	0.5%
20 to 30 years	7.1%
Greater than 30 years	0.2%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2010

Assets
Investments in unaffiliated issuers, at value (cost $ 424,698,255)	$429,146,700
Investments in affiliated issuers, at value (cost $ 5,162,381)	5,162,381

Total investments	434,309,081
Cash	58,617
Receivable for securities sold	365,306,966
Principal paydown receivable	306,801
Receivable for Fund shares sold	381,580
Interest receivable	2,561,856
Prepaid expenses and other assets	80,555

Total assets	803,005,456

Liabilities
Dividends payable	321,201
Payable for securities purchased	398,445,380
Payable for Fund shares redeemed	7,214,422
Payable for securities sold short, at value (proceeds $21,107,559)	21,154,135
Advisory fee payable	6,527
Distribution Plan expenses payable	11,882
Due to other related parties	18,458
Accrued expenses and other liabilities	228,599

Total liabilities	427,400,604

Net assets	$375,604,852

Net assets represented by
Paid-in capital	$1,116,547,617
Undistributed net investment income	(463,331)
Accumulated net realized losses on investments	(744,881,303)
Net unrealized gains on investments	4,401,869

Total net assets	$375,604,852

Net assets consists of
Class A	$139,107,135
Class B	24,311,542
Class C	74,972,474
Class I	110,355,775
Class IS	10,311,910
Class R	16,546,016

Total net assets	$375,604,852

Shares outstanding (unlimited number of shares authorized)
Class A	17,472,891
Class B	3,053,690
Class C	9,417,025
Class I	13,861,710
Class IS	1,295,260
Class R	2,078,279

Net asset value per share
Class A	$7.96
Class A — Offering price (based on sales charge of 4.75%)	$8.36
Class B	$7.96
Class C	$7.96
Class I	$7.96
Class IS	$7.96
Class R	$7.96

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended April 30, 2010

Investment income
Interest (net of foreign withholding taxes of $ 6,393)	$26,978,386
Income from affiliated issuers	441,639
Dividends	1,091

Total investment income	27,421,116

Expenses
Advisory fee	1,992,657
Distribution Plan expenses
Class A	369,237
Class B	329,556
Class C	772,624
Class IS	28,476
Class R	104,103
Administrative services fee	622,705
Transfer agent fees	1,732,349
Trustees’ fees and expenses	20,990
Printing and postage expenses	99,818
Custodian and accounting fees	161,982
Registration and filing fees	63,726
Professional fees	90,613
Interest on securities sold short	12,500
Other	25,652

Total expenses	6,426,988
Less: Expense reductions	(140)
Fee waivers	(1,153,627)

Net expenses	5,273,221

Net investment income	22,147,895

Net realized and unrealized gains or losses on investments
Net realized losses on:
Securities in unaffiliated issuers	(120,416,242)
Securities in affiliated issuers	(1,023,125)
Credit default swap transactions	(3,600,522)

Net realized losses on investments	(125,039,889)

Net change in unrealized gains or losses on:
Securities
Unaffiliated issuers	204,799,009
Affiliated issuers	3,032,585
Credit default swap transactions	3,055,266
Securities sold short	(46,576)

Net change in unrealized gains or losses on investments	210,840,284

Net realized and unrealized gains or losses on investments	85,800,395

Net increase in net assets resulting from operations	$107,948,290

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,

	2010		2009

Operations
Net investment income		$22,147,895		$103,092,444
Net realized losses on investments		(125,039,889)		(599,862,150)
Net change in unrealized gains or losses on investments		210,840,284		(63,351,739)

Net increase (decrease) in net assets resulting from operations		107,948,290		(560,121,445)

Distributions to shareholders from
Net investment income
Class A		(5,016,182)		(10,900,435)
Class B		(934,216)		(2,669,507)
Class C		(2,043,448)		(3,043,275)
Class I		(12,501,400)		(52,854,769)
Class IS		(391,306)		(894,815)
Class R		(661,550)		(1,250,253)
Tax basis return of capital
Class A		(540,759)		(4,373,458)
Class B		(120,661)		(1,297,865)
Class C		(282,882)		(1,452,019)
Class I		(1,217,684)		(21,035,554)
Class IS		(41,703)		(363,861)
Class R		(76,231)		(526,606)

Total distributions to shareholders		(23,828,022)		(100,662,417)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	4,751,000	36,161,684	5,557,078	44,960,790
Class B	317,234	2,406,554	1,538,180	11,886,156
Class C	2,896,908	22,362,090	4,114,857	32,375,005
Class I	8,423,032	64,979,789	20,259,006	167,589,513
Class IS	9,460	69,450	67,819	613,329
Class R	853,331	6,617,556	1,754,345	14,325,364

		132,597,123		271,750,157

Net asset value of shares issued in reinvestment of distributions
Class A	550,113	4,257,943	1,618,778	12,869,125
Class B	100,453	773,102	336,445	2,677,145
Class C	72,537	560,817	148,463	1,167,906
Class I	1,605,324	12,359,619	5,642,073	45,418,178
Class IS	36,672	283,502	111,702	912,053
Class R	40,626	313,419	102,474	813,103

		18,548,402		63,857,510

Automatic conversion of Class B shares to Class A shares
Class A	1,258,191	9,562,461	1,626,951	12,501,735
Class B	(1,258,191)	(9,562,461)	(1,626,951)	(12,501,735)

		0		0

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended April 30,

	2010		2009

	Shares		Shares

Capital share transactions continued
Payment for shares redeemed
Class A	(8,875,559)	$(68,209,912)	(31,447,135)	$(251,153,358)
Class B	(3,390,354)	(25,515,330)	(5,022,581)	(40,437,234)
Class C	(3,789,409)	(29,340,182)	(5,949,606)	(47,798,898)
Class I	(59,067,361)	(458,339,036)	(221,104,658)	(1,818,544,377)
Class IS	(453,335)	(3,477,232)	(2,095,964)	(16,037,101)
Class R	(1,870,892)	(14,549,706)	(3,023,603)	(22,961,075)

		(599,431,398)		(2,196,932,043)

Net decrease in net assets resulting from capital share transactions		(448,285,873)		(1,861,324,376)

Total decrease in net assets		(364,165,605)		(2,522,108,238)
Net assets
Beginning of period		739,770,457		3,261,878,695

End of period		$375,604,852		$739,770,457

Undistributed net investment income		$(463,331)		$2,203,377

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Core Bond Fund (the “Fund”) is a diversified series of Evergreen Select Fixed Income Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class I, Class IS and Class R shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Effective after the close of business on June 30, 2009, Class B shares were closed to new accounts and additional purchases by existing shareholders. Class B shares are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) the Fund’s dividend reinvestment program. Class B shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares had been held. Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Class R shares are only available to participants in certain retirement plans and are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

NOTES TO FINANCIAL STATEMENTS continued

In January 2010, the Fund changed its pricing for all evaluated prices for taxable fixed income securities. The change was the result of the investment advisor’s analysis of which price estimate (mean or bid) provided the better estimate of value. The impact to the net asset value (NAV) per share of the Fund on the day of the change was less than $0.01.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon

NOTES TO FINANCIAL STATEMENTS continued

and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform under the terms of the agreement, if the Fund receives inferior securities in comparison to what was sold to the counterparty at redelivery or if there are variances in paydown speed between the mortgage-related pools.

e. Credit default swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

NOTES TO FINANCIAL STATEMENTS continued

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

f. Total return swaps

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may enter into total return swap contracts for hedging or speculative purposes. Total return swaps involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from, or make a payment to, the counterparty.

The value of the swap contract is marked-to-market daily based upon quotations from an independent pricing service or from brokers which use prices provided by market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The Fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Certain total return swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

g. Short sales

The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security

NOTES TO FINANCIAL STATEMENTS continued

sold short and deliver it to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.

The Fund records the proceeds as a liability which is marked-to-market daily based upon quotations from an independent pricing service or from brokers which use prices provided by market makers and any change in value is recorded as an unrealized gain or loss. Any interest or dividends accrued on such borrowed securities during the period of the loan are recorded as an expense on the Statement of Operations. To borrow the security, the Fund may be required to pay a premium, which would decrease the proceeds of the security sold. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the closing of a short sale if the market price at the closing is less than or greater than, respectively, the proceeds originally received. Until the short sale is closed or the borrowed security is replaced, the Fund maintains a segregated account of cash or liquid se curities, the dollar value of which is at least equal to the market value of the security at the time of the short sale.

h. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectibility of interest is reasonably assured, the debt obligation is removed from non-accrual status. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

i. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

j. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable)

NOTES TO FINANCIAL STATEMENTS continued

under income tax regulations. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryovers and swap contracts. During the year ended April 30, 2010, the following amounts were reclassified:

Paid-in capital	$(2,347,672)
Undistributed net investment income	(3,266,501)
Accumulated net realized losses on investments	5,614,173

k. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.32% and declining to 0.28% as the aggregate average daily net assets of the Fund and its variable annuity counterpart, Evergreen VA Core Bond Fund, increase. For the year ended April 30, 2010, the advisory fee was equivalent to an annual rate of 0.32% of the Fund’s average daily net assets.

Wells Capital Management, Inc. (“Wells Capital”), an indirect wholly-owned subsidiary of Wells Fargo, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund. Prior to December 1, 2009, Tattersall Advisory Group, Inc. an affiliate of EIMC and an indirect, wholly-owned subsidiary of Wells Fargo, was the investment sub-advisor to the Fund and was paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended April 30, 2010, EIMC voluntarily waived its advisory fee in the amount of $1,153,627.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended April 30, 2010, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS continued

Evergreen Service Company, LLC (“ESC”), an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended April 30, 2010, the transfer agent fees were equivalent to an annual rate of 0.28% of the Fund’s average daily net assets.

During the year ended April 30, 2009, the Fund recorded a receivable from EIMC in the amount of $998,469 related to a NAV error. This amount is recorded as a capital contribution and is reflected in payment for shares redeemed on the Statement of Changes.

4. DISTRIBUTION PLANS

Wells Fargo Funds Distributor, LLC (“WFFD”), a wholly-owned subsidiary of Wells Fargo serves as distributor of the Fund’s shares. Prior to January 4, 2010, Evergreen Investment Services, Inc. (“EIS”), an affiliate of EIMC and a subsidiary of Wells Fargo, served as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for each of Class A and Class IS shares and up to 1.00% of the average daily net assets for each of Class B, Class C and Class R shares. However, currently the distribution fees for Class A and Class IS shares are limited to 0.25% of the average daily net assets of the class and the distribution fees for Class R shares are limited to 0.50% of the average daily net assets of Class R shares.

For the year ended April 30, 2010, WFFD and/or EIS received $5,696 from the sale of Class A shares and $17,014, $33,027 and $1,686 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended April 30, 2010:

Cost of Purchases		Proceeds from Sales

U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government

$3,346,849,060	$484,766,198	$3,227,868,438	$798,007,789

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is

NOTES TO FINANCIAL STATEMENTS continued

significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of April 30, 2010, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset-backed securities	$0	$39,410,301	$0	$39,410,301
Commercial mortgage-backed securities	0	64,374,787	0	64,374,787
Corporate bonds	0	53,066,270	0	53,066,270
Yankee obligations – government	0	3,732,933	0	3,732,933
Mortgage-backed collateralized mortgage obligations	0	32,609,759	0	32,609,759
Mortgage-backed pass through securities	0	129,570,738	0	129,570,738
Municipal obligations	0	2,356,376	0	2,356,376
U.S. Treasury obligations	58,672,189	0	0	58,672,189
Yankee obligations – corporate	0	34,909,347	0	34,909,347
Short-term investments	5,162,381	10,444,000	0	15,606,381

	$63,834,570	$370,474,511	$0	$434,309,081

Further details on the major security types listed above can be found in the Schedule of Investments.

	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Investments in securities sold short	$0	$(21,154,135)	$0	$(21,154,135)

NOTES TO FINANCIAL STATEMENTS continued

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Asset-backed securities

Balance as of April 30, 2009	$2,083,000
Realized gains or losses	0
Change in unrealized gains or losses	(5,319)
Net purchases (sales)	0
Transfers in and/or out of Level 3	(2,077,681)

Balance as of April 30, 2010	$0

Change in unrealized gains or losses included in earnings relating to securities still held at April 30, 2010	$0

On April 30, 2010, the aggregate cost of securities for federal income tax purposes was $430,553,734. The gross unrealized appreciation and depreciation on securities based on tax cost was $4,199,389 and $444,042, respectively, with a net unrealized appreciation of $3,755,347.

As of April 30, 2010, the Fund had $742,718,985 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2012	2013	2015	2016	2017	2018

$904,178	$617,695	$30,107,771	$865,080	$363,749,918	$346,474,343

These losses are subject to certain limitations prescribed by the Internal Revenue Code.

6. DERIVATIVE TRANSACTIONS

During the year ended April 30, 2010, the Fund entered into credit default swap contracts for speculative purposes.

As of April 30, 2010, the Fund did not have any open credit default swaps but had an average notional balance of $2,633,118 during the year ended April 30, 2010.

The fair value, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended April 30, 2010, the Fund did not participate in the interfund lending program.

NOTES TO FINANCIAL STATEMENTS continued

8. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2010, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	Capital Loss Carryovers	Temporary Book/Tax Differences

$3,708,771	$742,718,985	$(1,932,551)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and security loss reserves. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended April 30,

	2010	2009

Ordinary Income	$21,548,102	$71,613,054
Return of Capital	2,279,920	29,049,363

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009,

NOTES TO FINANCIAL STATEMENTS continued

the annual commitment fee was 0.09%. During the year ended April 30, 2010, the Fund had no borrowings under this agreement.

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

In addition, the U.S. District Court for the District of Massachusetts has consolidated three purported class actions into In re Evergreen Ultra Short Opportunities Fund Securities Litigation. The plaintiffs filed a consolidated amended complaint on April 30, 2009 against various Evergreen entities, including EIMC and EIS, the Evergreen funds’ former distributor, and Evergreen Fixed Income Trust and its Trustees. The complaint generally alleges that investors in Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in Ultra Short Fund at different points in time and (iii) the failure of Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund. The complaint seeks damages in an amount to be determined at trial.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the

NOTES TO FINANCIAL STATEMENTS continued

Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

13. REORGANIZATION

At a Special Meeting of Shareholders of the Fund held on April 15, 2010, the shareholders approved a plan to merge the Fund into Wells Fargo Advantage Total Return Bond Fund. The merger is scheduled to take place on or about July 9, 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Select Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Core Bond Fund, a series of the Evergreen Select Fixed Income Trust, as of April 30, 2010 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2010 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Core Bond Fund as of April 30, 2010, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

June 29, 2010

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

The Fund paid total distributions of $23,828,022 during the year ended April 30, 2010 of which 90.43% was from ordinary taxable income and 9.57% was from a non-taxable return of capital. Shareholders of the Fund will receive in early 2011 a Form 1099-DIV that will inform them of the tax character of this distribution as well as all other distributions made by the Fund in calendar year 2010.

ADDITIONAL INFORMATION (unaudited) continued

SPECIAL MEETING OF SHAREHOLDERS

On April 15, 2010, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.

Proposal 1 — To approve the proposed reorganization of the Fund into Wells Fargo Advantage Total Return Bond Fund, which will be a new series of Wells Fargo Funds Trust, a Delaware statutory trust:

Net assets voted “For”	$274,787,687
Net assets voted “Against”	$2,736,653
Net assets voted “Abstain”	$4,272,864

Proposal 2 — To consider and act upon an investment sub-advisory agreement between Evergreen Investment Company, LLC and Wells Capital Management, Inc.:

Net assets voted “For”	$272,999,573
Net assets voted “Against”	$4,260,247
Net assets voted “Abstain”	$4,537,400

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/2009)

Chairman, Bloc Global Services (development and construction); Former Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Consultant, Rock Hill Metals Consultants LLC (Metals Consultant to steel industry); Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Shareholder, Rogers, Townsend & Thomas, PC (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Vice President, Kellam & Pettit, P.A. (law firm); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

TRUSTEES AND OFFICERS continued

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc.; Chief Operating Officer, Wells Fargo Funds Management, LLC; Former Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Treasurer, Wells Fargo Advantage Funds; Former Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Managing Counsel, Wells Fargo & Company; Secretary and Senior Vice President, Alternative Strategies Brokerage Services, Inc.; Evergreen Investment Services, Inc.; Secretary and Senior Vice President, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Compliance Manager, Wells Fargo Funds Management Group; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 74 Evergreen funds as of December 31, 2009. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s representation of affiliates of Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

123665 566664 rv7 06/2010

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the one series of the Registrant’s annual financial statements for the fiscal years ended April 30, 2010 and April 30, 2009, and fees billed for other services rendered by KPMG LLP.

	2010	2009

Audit fees	$39,500	$69,500
Audit-related fees	$0	$0
Tax fees (1)	$0	$4,500
Non-audit fees (2)	$10,000	$720,000
All other fees	$0	$0
(1)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(2)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Global Dividend Opportunity Fund

Evergreen Income Advantage Fund

Evergreen International Balanced Income Fund

Evergreen Multi-Sector Income Fund

Evergreen Utilities and High Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor for the Funds, as well as non-audit services performed by the independent auditor for the Funds’ investment adviser or any of its control affiliates that relates directly to the Funds’ operations and financial reporting, in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as regarding the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved by the Audit Committee pursuant to detailed pre-approval policies and procedures that describe the types of services for which the independent auditor may be engaged (“general pre-approval”); or may be expressly pre-approved by the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches expressed in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but on no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval for Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Senior Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix C. Permissible All Other services not listed in Appendix C must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Fee levels or budgeted amounts for all services to be provided by the independent auditor subject to general pre-approval will be established annually by the Audit Committee. Fee levels or budgeted amounts for services to be provided by the independent auditor subject to specific pre-approval will be established at the time of the specific pre-approval. Any proposed fees exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the Audit Committee) of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Director/Assistant Director of Fund Administration will report to the Audit Committee at each of its regular meetings regarding all services provided by the independent auditor that are subject to this policy since the last such report was rendered, including: (1) a general description of the services; (2) actual billed and projected fees; and (3) the means by which such services were pre-approved by the Audit Committee, as well as the date of approval and any related fee level or budgeted amount to which the services are subject.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

On January 1, 2009, Patricia B. Norris replaced Charles A. Austin III as chair of the Audit Committee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Select Fixed Income Trust

By:	/s/ W. Douglas Munn

W. Douglas Munn
Principal Executive Officer

Date: June 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Munn

W. Douglas Munn
Principal Executive Officer

Date: June 29, 2010

By:	/s/ Kasey Phillips

Kasey Phillips
Principal Financial Officer

Date: June 29, 2010